UNITED STATES

SECURITIES AND EXCHANGE COMMISSION



Washington, D.C.  20549





FORM 8-K





CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  February 22, 1996





     PARK ELECTROCHEMICAL CORP.

(Exact Name of Registrant as Specified in Charter)







      New York      	     1-4415

(State or Other Jurisdiction	(Commission File Number)

   of Incorporation)



	     11-1734643

	(IRS Employer Identification Number)



5 Dakota Drive, Lake Success, New York		11042

(Address of Principal Executive Offices)		 (Zip Code)







               (516) 354-4100

Registrant's telephone number, including area code



Item 7.	Financial Statements, Pro Forma Financial Information

		and Exhibits.



(c)	Exhibits



	1.	Form of Underwriting Agreement relating to 5 1/2%

Convertible Subordinated Notes due 2006.



	2.	Form of Underwriting Agreement relating to shares

of Common Stock being offered by Jerry Shore.







SIGNATURES





		Pursuant to the requirements of the Securities Exchange

Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





				PARK ELECTROCHEMICAL CORP.







Date: February 26, 1996	By:  Paul R. Shackford

			     Paul R. Shackford

			     Vice President







EXHIBITS



	Page



1.	Form of Underwriting Agreement relating to 5 1/2%

Convertible Subordinated Notes due 2006.



2.	Form of Underwriting Agreement relating to shares

of Common Stock being offered by Jerry Shore.